Reclassification	12 Months Ended
Dec. 31, 2017
Reclassification [Abstract]
RECLASSIFICATION

4. RECLASSIFICATION

Certain prior year amounts have been reclassified to conform to the current year presentation. The reclassifications have no effect on the accompanying consolidated financial statements.

The Company reclassified certain loans receivable in its consolidated balance sheet and related interest and fees income in its consolidated statements of operations and comprehensive income (loss). A third party company has been redesignated to a related party on the corresponding loans receivable as of December 31, 2017. As a result, $2,109,780 and $579,509 of loans receivable as a third party were reclassified to related parties at December 31, 2016 and 2015 respectively. The related interest and fees income of approximately $ 491,080 and $ 248,273 were also reclassified from third parties for the years ended December 31, 2016 and 2015, respectively.